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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below under the heading "Signature" constitutes and appoints Jonathan Edelson, M.D., Steven Hochberg and Alan B. Masarek, or any of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all Registration Statements on Form S-8 with respect to any securities to be offered and issued by Advanced Health Corporation, a Delaware corporation (the "Registrant"), pursuant to any employee benefit plan (as such term is defined in the General Instructions to Form S-8) of the Registrant and any or all amendments to any such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    This Power of Attorney has been signed by the following persons in the capacities stated as of the 15th day of November, 1996.

          SIGNATURE                        TITLE
------------------------------  ---------------------------

                                Chairman of the Board,
  /s/ JONATHAN EDELSON, M.D.      Chief Executive Officer
------------------------------    and Director (Principal
    Jonathan Edelson, M.D.        Executive Officer)

     /s/ STEVEN HOCHBERG
------------------------------
       Steven Hochberg          President and Director

                                Chief Operating Officer and
     /s/ ALAN B. MASAREK          Chief Financial Officer
------------------------------    (Principal Financial and
       Alan B. Masarek            Accounting Officer)

     /s/ JAMES T. CARNEY
------------------------------
       James T. Carney          Director

      /s/ BARRY KUROKAWA
------------------------------
        Barry Kurokawa          Director

     /s/ JONATHAN LIEBER
------------------------------
       Jonathan Lieber          Director